Exhibit 10.5

SECOND EXTENSION OF AMENDED STUDIO LEASE AGREEMENT

          THIS SECOND EXTENSION OF THE AMENDED STUDIO LEASE AGREEMENT (“Amendment”) is made as of August 29, 2004 by and between THE HEARST CORPORATION, a Delaware corporation (“Hearst”), and HEARST-ARGYLE TELEVISION, INC., a Delaware corporation (the “Company”).

W I T N E S S E T H

     WHEREAS, Hearst and the Company entered into a Studio Lease Agreement dated as of August 29, 1997 (the “Studio Lease Agreement”), pursuant to which the Company leased to Hearst the Leased Premises (as defined in the Studio Lease Agreement);

          WHEREAS, Hearst and the Company entered into an Amendment to Studio Lease Agreement dated as of August 29, 2000 (the “Amended Studio Lease Agreement”);

          WHEREAS, Hearst and the Company entered into an Extension of the Amended Studio Lease Agreement dated as of August 29, 2003; and

          WHEREAS, Hearst and the Company mutually desire to further extend the term of the Amended Studio Lease Agreement, as set forth hereinafter;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Amended Studio Lease Agreement as so amended is hereby extended by substituting the date of December 31, 2005 for the date of August 31, 2004 in paragraph 2 (Term of Lease) in the Studio Lease Agreement as so amended.

          Except as expressly set forth herein, all terms and conditions of the Studio Lease Agreement as so amended shall continue in full force and effect.

          IN WITNESS WHEREOF, the parties have executed this extension of the Studio Lease Agreement as so amended as of the date first above written.

          IN WITNESS WHEREOF, the parties have executed this extension of the Studio Lease Agreement as so amended as of the date first above written.

THE HEARST CORPORATION		HEARST-ARGYLE TELEVISION, INC.

By:	/s/ Ronald J. Doerfler	By:	/s/ Jonathan C. Mintzer

	Name: Ronald J. Doerfler		Name: Jonathan C. Mintzer
	Title: Senior Vice President		Title: Vice President, General Counsel and
	and Chief Financial Officer		Secretary

	Dated: March 29, 2005		Dated: March 29, 2005